UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2017

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On September 26, 2017, the following individuals were deemed elected as member directors of the Federal Home Loan Bank of Topeka (FHLBank):

- Mr. Mark J. O’Connor, Vice President of FirstBank, Lakewood, Colorado, was deemed elected as a member director from the State of Colorado for a four-year term commencing January 1, 2018, and expiring December 31, 2021.

- Mr. Gregg L. Vandaveer, President and CEO of Sooner State Bank, Tuttle, Oklahoma, was deemed elected as a member director from the State of Oklahoma for a four-year term commencing January 1, 2018, and expiring December 31, 2021.

The member directorships are being filled without elections because only one nominee, Messrs. O’Connor and Vandaveer, accepted the nomination for the one member directorship up for election in Colorado and Oklahoma, respectively, in 2017. Messrs. O’Connor and Vandaveer were deemed elected to FHLBank’s board of directors in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended (Bank Act), and the regulations of the Federal Housing Finance Agency (FHFA).

At the time of filing there has been no determination on which committees Messrs. O’Connor and Vandaveer may serve in 2018.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as member directors, are elected by FHLBank’s membership in each state. The remaining directors, known as independent directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank expects to compensate its directors in accordance with FHLBank’s 2018 Director Compensation Policy, which has not yet been approved by FHLBank’s board of directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

September 26, 2017	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance Officer and General Counsel